Rule 497(e)

Registration No. 002-85030

1940 Act File No. 811-03851

NICHOLAS II, INC.

Supplement Dated March 1, 2005

To The Prospectus,

Dated January 31, 2005

This Supplement updates certain information contained in the above-referenced Prospectus of Nicholas II, Inc. (the "Fund "). On October 29, 2004, the stockholders of the Fund approved changes to the Fund’s articles of incorporation, its bylaws, and certain investment restrictions in accordance with the recommendation of the Fund’s Board of Directors. The Fund's Proxy Statement dated September 10, 2004 discusses these changes. These changes to the articles of incorporation and the bylaws of the Fund were effective February 17, 2005.

The Fund's amended and restated articles of incorporation provide, among other things, that the Board of Directors of the Fund may authorize the designation of one or more classes of the Fund’s common stock, $0.01 par value per share, without stockholder approval. This change gives our Board of Directors greater flexibility to respond to the investment needs of the Fund's existing stockholders and potential stockholders seeking to invest in the Fund through various intermediaries.

Effective March 1, 2005, two classes of shares are offered by the Fund, Class I and Class N. Class I shares include all shares of the Fund outstanding prior to March 1, 2005.

The following language has been added to or replaces similar language on the front cover page of the Fund's Prospectus, dated January 31, 2005:

This Prospectus gives vital information about the no-load Class I shares of the Fund.

For your benefit and protection, please read it before you invest,

and keep it on hand for future reference.

The Fund offers one class of shares in this Prospectus, Class I.

The Fund also offers an additional class of shares, Class N,

which is available through a separate prospectus.

Each share class has its own expense structure and minimum investment requirement.

Minimum Initial Investment - $100,000

The minimum investment in the first line of the table in the Fund's Prospectus, dated January 31, 2005, under the heading "PURCHASE OF FUND SHARES" is changed to $100,000.

The following paragraph is added after the first paragraph in the Fund's Prospectus, dated January 31, 2005, under the heading "PURCHASE OF FUND SHARES - OTHER INFORMATION ABOUT PURCHASING FUND SHARES":

Class I has a minimum initial investment of $100,000. The following are exceptions to this required minimum amount:

(1) Existing shareholders of any of the Nicholas Funds as of March 1, 2005;

(2) Directors of the Nicholas Funds or Nicholas Company, Inc., the Adviser to the funds, and their family members;

(3) Employees of Nicholas Company, Inc. and their family members;

(4) Related parties of the Nicholas Funds or Nicholas Company, Inc.; and

(5) An advisor to a group of investors that makes a cumulative initial purchase on behalf of their clients in an amount of $100,000 or more.

Anyone who is eligible to purchase Class I shares of the Fund under any of the various provisions set forth above must include a written statement with the initial purchase order and application explaining which exception applies.

The eleventh paragraph in the Fund's Prospectus, dated January 31, 2005, under the heading "REDEMPTION AND EXCHANGE OF FUND SHARES - OTHER INFORMATION ABOUT REDEEMING AND EXCHANGING FUND SHARES" is replaced with the following:

If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas funds detailed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas High Income Fund, Inc. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received and your Nicholas Money Market Fund, Inc. shares will be issued. However, on days when the Federal Reserve Banks are closed, the Nicholas Money Market Fund, Inc. is unable to invest your exchanged amount; therefore you will not receive interest for this one-day period.